Exhibit 99.1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. (1)	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended March 31, 2011

Accounting Method:	☒ Accrual Basis	☐ Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Debtor must attach each of the following reports/documents unless the U. S. Trustee
Mark One Box for Each Required Document:	has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☐	☒	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes		No
Please answer the questions below:

1. Is the business still operating?	X	(2)

2. Were any assets (other than inventory) sold this month?			X

3. Were all employees timely paid this month?	X

4. Are all insurance policies and operating licenses current and in effect?	X	(3)

5. Did you open any new bank accounts this month?			X

6. Did you deposit all receipts into your DIP account this month?	X

7. Have all taxes been timely paid (payroll, sales, etc.)?	X

8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on: 5/5/11	Print Name: Joel I. Sher

	Signature:	/s/ Joel I. Sher

	Title:	Chapter 11 Trustee

(1)	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
(2)	The Chapter 11 Trustee is in the process of winding-up all operations.
(3)	TMST Home Loans, Inc. is currently in the process of withdrawing state licenses due to the sale of the Servicing Portfolio.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)

For Period: 3/1/2011 to 3/31/2011

CASH FLOW SUMMARY

	Current Month		Accumulated
Beginning Cash Balance	$109,657,108	(2)	$16,847,967	(2)

2. Cash Receipts
Operations	87,767		27,436,353
Sale of Assets	—		80,041,433
Loans/advances	—		18,364,080
Other	—		21,873,472

Total Cash Receipts	$87,767		$147,715,338

3. Cash Disbursements
Operations	173,239		20,231,769
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	602,909		16,080,880
Other			18,525,000

Total Cash Disbursements	$776,148		$54,837,649

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	(688,381)		92,877,689

5. Ending Cash Balance (to Form 2-C)	$108,968,727	(3)	$109,725,656	(3)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks	Book Balance
xxxxxxx2822	New Mexico Bank & Trust	$8,634,750	—	$50,992	$8,583,758
xxxxxxx0805	J.P. Morgan	—	—	—	—
xxxxxxx1807	New Mexico Bank & Trust	5,520	—	—	5,520
xxxxxxx2954	New Mexico Bank & Trust	60,688	—	30	60,658
xxxxxxx2989	New Mexico Bank & Trust	4,181	—	—	4,181
xxxxxxx5856	New Mexico Bank & Trust	446,393	—	—	446,393
xxxxxxx2842	New Mexico Bank & Trust	3,982,667	—	—	3,982,667
xxxxxxx9638	The Bank of New York Mellon	1,002	—		1,002
xxxxxxx9639	The Bank of New York Mellon	—	—	—	—
xxxxxxx0989	Bank of America	95,884,548	—	—	95,884,548

		$109,019,749	$—	$51,020	$108,968,727	(3)

(1)	The term “cash” as used herein includes all forms of currency (e.g., checks, cash, money orders, etc.)
(2)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance equals the previous month’s ending balance.
(3)	Current Month, Accumulated, and Book cash balances are the same.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 3/1/2011 to 3/31/2011

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
3/7/2011	WIRE	MERSCORP, Inc.	MERS	$1,098
3/9/2011	7325	Safeguard Business Systems Inc	Contract Services	200
3/9/2011	7326	TMST Employee	Expense reimbursement	352
3/9/2011	7327	FedEX	Shipping	539
3/9/2011	7328	Bravo Technical Resources	Contract Services	4,386
3/9/2011	7329	Iron Mountain Information Management	Document Storage	1,596
3/9/2011	7330	Epiq Bankruptcy Solutions, LLC	Professional services	14,743
3/9/2011	7331	FrontBridge Technologies, Inc.	Microsoft Exchange Hosted Services	2,575
3/9/2011	7332	Blue Chip Insurance Agency		146
3/9/2011	7333	RR Donnelley Receivables, Inc	EDGAR Filings	1,200
3/9/2011	7334	FTI Consulting, Inc.	Contract Services	5,761
3/9/2011	7335	TMST Employee	Expense reimbursement	1,869
3/9/2011	7336	TMST Employee	Expense reimbursement	2,340
3/9/2011	7337	Walsh, Anderson, Brown, Aldridge & Gallegos	Professional services	345
3/9/2011	WIRE	ADP Inc.	Payroll - Direct deposits	27,882
3/10/2011	WIRE	ADP, Inc.	Payroll taxes	16,797
3/14/2011	Debit Memo	Cashier Checks	State Tax Extensions	2,820
3/17/2011	WIRE	Quinn Emanuel Urquhart Oliver & Hedges LLP	Professional services	27,049.42
3/17/2011	WIRE	J.H. Cohn LLP	Professional services	15,027.10
3/17/2011	WIRE	KPMG LLP	Professional services	4,950.00
3/17/2011	WIRE	Tydings & Rosenberg LLP	Professional services	27,818.92
3/17/2011	WIRE	Goldin Associates, LLC	Professional services	209,168.97
3/17/2011	WIRE	Shapiro Sher Guinot & Sandler	Professional services	294,217.13
3/23/2011	WIRE	ADP Inc.	Payroll - Direct deposits	32,675
3/24/2011	WIRE	ADP, Inc.	Payroll taxes	21,054
3/29/2011	7338	Crystal Springs	Office Supplies	30
3/29/2011	7339	First Interstate Plaza	Office Lease_Rent	5,337
3/29/2011	7340	TMST Employee	Expense reimbursement	1,308
3/29/2011	7341	TMST Employee	Expense reimbursement	234
3/29/2011	7342	Hotel Santa Fe	Contract Services	5,018
3/29/2011	7343	Las Palomas	Contract Services	981
3/29/2011	7344	tw telecom	Information Services	2,728
3/29/2011	7345	FedEX	Shipping	199
3/29/2011	7346	Bravo Technical Resources	Contract Services	20,359
3/29/2011	7347	Iron Mountain Information Management	Document Storage	885
3/29/2011	7348	Pandesa Corporation	Information Services	200
3/29/2011	7349	TMST Employee	Expense reimbursement	188
3/29/2011	7350	Epiq Bankruptcy Solutions, LLC	Professional services	9,934
3/29/2011	7351	TMST Employee	Expense reimbursement	3,366

			Total Cash Disbursements	$767,373	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 3/1/2011 to 3/31/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
3/4/2011	The Mortgage House	Whole Loan Premium Recapture	8,786
3/23/2011	LBNA	As Trustee for Thornburg Mortgage	57,962
3/25/2011	Wells Fargo Bank	Credit Risk Advisor Fee	362
3/25/2011	Wells Fargo Bank	Credit Risk Advisor Fee	844
3/25/2011	US Bank	Credit Risk Advisor Fee	582
3/25/2011	Wells Fargo Bank	Reinvestment Income	30
3/30/2011	Nova Home Loans	Whole Loan Premium Recapture	5,990

		Total Cash Receipts	$74,558	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 3/1/2011 to 3/31/2011

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
3/9/2011	15537	MIDCON Data Services LLC	Document Storage	$2,065
3/9/2011	15538	Pepper Hamilton LLP	Professional services	6,485

			Total Cash Disbursements	$8,550	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 3/1/2011 to 3/31/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
3/1/2011	Universal American Mortgage	Whole Loan Premium Recapture	$6,166
3/1/2011	The Private Bank	Whole Loan Premium Recapture	3,995
3/1/2011	State of New Hampshire	Tax Refund	738
3/1/2011	State of Connecticut	Tax Refund	2,310

		Total Cash Receipts	$13,209	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 3/1/2011 to 3/31/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0805
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 3/1/2011 to 3/31/2011

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
3/4/2011	ACH	ADP Financial Services	Payroll processing	$91
3/18/2011	ACH	ADP Financial Services	Payroll processing	134

			Total Cash Disbursements	$225	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 3/1/2011 to 3/31/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx5856
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 3/1/2011 to 3/31/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx1807
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
3/31/2011	New Mexico Bank & Trust	Interest Paid	$0

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 3/1/2011 to 3/31/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2842
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 3/1/2011 to 3/31/2011

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx0989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
			Total Cash Disbursements	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 3/1/2011 to 3/31/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0989
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: March 31, 2011

		Current Month	Petition Date (1)
	ASSETS
	Current Assets:
	Cash and Cash Equivalents (from Form 2-B)	$108,968,727	$16,848,967
	Accounts Receivable (from Form 2-E)	902,540	9,403,326
	Receivable from Officers, Employees, Affiliates (2)	—	—
Inventory		—	—
Other Current Assets (List):	Prepaid expenses & retainers	1,182,488	4,807,453
	Accrued interest receivable	—	47,878

	Total Current Assets	111,053,755	31,107,624

	Fixed Assets:
	Land	—	—
	Building	—	—
	Equipment, Furniture and Fixtures	1,201,340	1,201,340

	Total Fixed Assets	1,201,340	1,201,340

	Less: Accumulated Depreciation	1,201,340	533,109

	Net Fixed Assets	—	668,231

Other Assets (List):	Restricted cash	—	201,432,689
	Mortgage servicing portfolio	—	87,104,385
	Investment in subsidiaries (3)	(6,000,000)	21,244,747
	Loan held for sale	2,015,230	8,359,404
	Deposits	3,605,000	300,000

TOTAL ASSETS		$110,673,985	$350,217,080

LIABILITIES
	Post-petition Accounts Payable (from Form 2-E)	$785,799	$—
	Post-petition Accrued Professional Fees (from Form 2-E)	3,635,609	—
	Post-petition Taxes Payable (from Form 2-E)	—	—
	Post-petition Notes Payable	—	—
Other Post-petition Payable(List):	Contingent obligations (4)	3,296,287	—
		—

	Total Post Petition Liabilities	7,717,695	—

	Pre Petition Liabilities:
	Secured Debt	—	—
	Priority Debt	—	—
	Unsecured Debt (3)	3,421,750,874	3,664,898,118

	Total Pre Petition Liabilities	3,421,750,874	3,664,898,118

	TOTAL LIABILITIES	3,429,468,569	3,664,898,118

	OWNERS’ EQUITY
	Owner’s/Stockholder’s Equity	3,640,741,359	3,640,741,359
	Retained Earnings - Prepetition	(6,955,422,396)	(6,955,422,396)
	Retained Earnings - Post-petition (5)	(4,113,547)	—

	TOTAL OWNERS’ EQUITY	(3,318,794,584)	(3,314,681,037)

	TOTAL LIABILITIES AND OWNERS’ EQUITY	$110,673,985	$350,217,080

(1)	Petition date values are taken from the Debtors’ balance sheet as of the petition date or are the values listed on the Debtors’ schedules.
(2)	TMST, Inc. has requested reimbursement from SAF for damages incurred. No receivable has been recorded.
(3)	On March 15, 2010 the Second Amended Chapter 11 Plan of Reorganization for ADFITECH, Inc. became effective. TMST Home Loans interests were deemed cancelled on the Effective Date and Senior Notes Guarantee Claims against TMST, Inc. were reduced by $38.6 million under the plan.
(4)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.
(5)	Post-petition Retained Earning includes a loss of $4.2 million related to 2009 and income of $3 million related to 2010.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From: March 1, 2011 to March 31, 2011

	Current Month	Post-petition Accumulated Total (1)
Operating Revenue
Interest income (2)	$—	$5,637,680
Mortgage servicing income	59,782	21,789,248

Net Operating Revenue	59,782	27,426,928

Total interest expense / (benefit) (3)	—	(1,195,076)

Gross Profit	59,782	28,622,004

Operating Expenses
Officer Compensation	—	895,390
Selling, General and Administrative	210,059	26,317,448
Rents and Leases	5,337	903,936
Depreciation, Depletion and Amortization	—	634,828
Other (list):	—	—
	—	—

Total Operating Expenses	215,396	28,751,602

Operating Income / (Loss)	(155,614)	(129,598)

Non-Operating Income / (Expenses)
Earnings from subsidiaries	—	3,368,902
Other Non-Operating Income (4)	—	12,742,097

Net Non-Operating Income / (Expenses)	—	16,110,999

Reorganization Expenses
Legal and Professional Fees	659,042	19,809,740
Other Reorganization Expense	28,496	626,259

Total Reorganization Expenses	687,538	20,435,999

Net Income / (Loss) Before Income Taxes	(843,152)	(4,454,598)

Federal and State Income Tax Expense / (Benefit) (5)	—	(341,051)

NET INCOME / (LOSS)	$(843,152)	$(4,113,547)

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(2)	Accumulated total includes approximately $4.5 million of $16.6 million in certain Owner Trust residual interest distributions that may require bankruptcy court ruling to resolve ownership issues. To be conservative, the Company has not recorded a $12.1 million receivable or the related income.
(3)	Accumulated total reflects amortization of derivatives.
(4)	Accumulated total includes a $8 million gain on the reorganization of Adfitech, Inc., a $3.9 million gain on the servicing portfolio, a $3.3 million loss incurred on the whole loan liquidation and a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entity’s respective bankruptcy claim filings.
(5)	In early January 2010, the Trustee signed a Consent Agreement with the Internal Revenue Service to change TMST, Inc.’s method of accounting related to the reporting of taxable income associated with REMIC regular interests. Due to the large 2009 operating losses for TMST, Inc. no tax liability was incurred.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: March 1, 2011 to March 31, 2011

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld
Federal		$9,322	$9,322	3/10/2011	Wire	$—
	$—	12,044	12,044	3/24/2011	Wire	—
State	—	1,839	1,839	3/10/2011	Wire	—
		2,252	2,252	3/24/2011	Wire	—
FICA Tax Withheld	—	2,338	2,338	3/10/2011	Wire	—
		2,813	2,813	3/24/2011	Wire	—
Employer’s FICA Tax	—	3,166	3,166	3/10/2011	Wire	—
		3,809	3,809	3/24/2011	Wire	—
Unemployment Tax
Federal	—		—			—
			—
State	—	132	132	3/10/2011	Wire	—
		136	136	3/24/2011	Wire	—
Sales, Use & Excise Taxes	—	—	—			—
Property Taxes	—	—	—			—
Accrued Income Tax
Federal	—	—	—			—
State	—					—

TOTALS	$—	$37,851	$37,851			$—

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	Hartford Casualty Ins. Company	$1,000,000/incident	7/1/2011	7/1/2011
General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2011	8/11/2011
Property (Fire, Theft) (1)	N/A
Vehicle (1)	N/A
Directors & Officers (Excess)	N/A
Directors & Officers (Primary)	N/A
Trustee Surety Bond	Liberty Mutual Insurance Company	120,000,000	10/28/2011	10/28/2011

(1)	Commercial Property and Vehicle coverage are included in the General Liability Commercial Package policy.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 3/1/2011 to 3/31/2011

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable (1)		Post Petition Accounts Payable (2)
Under 30 days	$—		$799,083
30 to 60 days	—		1,009,701
61 to 90 days	—		251,836
91 to 120 days	—		5,775
Over 120 days	492,676		2,355,014
Unavailable	283,719	(3)

Total Post Petition	776,395

Pre Petition Amounts	126,145	(3)

Total Accounts Receivable	902,540
Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$902,540

	Total Post Petition Accounts Payable		$4,421,409

(1)	See Exhibit B for Accounts Receivable Aging
(2)	See Exhibit C for Accounts Payable Aging
(3)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * (1)
Debtor’s Counsel (2)	$—	$—	$—		$—
Debtor’s Special Counsel (3)	310,304	—	—		449,718
Debtor’s Financial Advisor	—	—	—		191
Creditors’ Committee’s Counsel	100,000	77,395	54,868		230,357
Unsecured Creditors’ Financial Advisor	—	8,807	15,027		12,555
Chapter 11 Trustee (4)	—	75,000	—		1,275,000
Trustee’s Counsel	—	310,000	294,217		897,535
Trustee’s Financial Advisor	—	260,000	209,169		744,315
Trustee’s Tax Advisor (5)	—	11,788	4,950		15,937
Claims Agent	—	10,000	24,677		10,000

Total	$410,304	$752,990	$602,909		$3,635,609

*	Balance due to include fees and expenses incurred but not yet paid.
(1)	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
(2)	Retainer Balance, net of outstanding fees, was returned to TMST, Inc. on August 3, 2010
(3)	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel. The current balance due is the subject of damages in the adversary proceeding filed against Orrick, Herrington & Sutcliffe LLP and other SAF related parties.
(4)	Chapter 11 Trustee commission is an estimate based on time spent performing the Trustee function at customary rates. The actual commission awarded is subject to Bankruptcy Court approval and will vary from the estimate.
(5)	The Chapter 11 Trustee was authorized to retain KPMG LLP to provide tax compliance and consulting services on May 26, 2010 pursuant to their February 26, 2010 engagement letter. Payments for services rendered prior to February 28, 2010 are reported pursuant to the Ordinary Course Professional Compensation Procedures.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 3/1/2011 to 3/31/2011

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
N/A

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: March 31, 2011

QUARTERLY DISBURSEMENT CALCULATION

TMST, Inc., et al.
1. Disbursements made in calendar quarter
January 2011	$3,424,983
February 2011	759,222
March 2011	776,148

Quarterly Total	$4,960,353

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of March 31, 2011

Post Petition		Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable
Reimbursement Simmons_FedEx (1)		8/7/2009	$98	$—	$—	$—	$—	$98	$—
Reimbursement Simmons_FedEx (1)		8/14/2009	49	—	—	—	—	49	—
Reimbursement Simmons_FedEx (1)		9/11/2009	47	—	—	—	—	47	—
Thornburg Mortgage Advisory Co		10/15/2009	492,482	—	—	—	—	492,482	—
Borrower Escrow Advance Balance	(2)	Various	272,828	—	—	—	—	—	272,828
Borrower Corporate Advance Balance	(2)	Various	10,828	—	—	—	—	—	10,828
Borrower Inspection Fees	(2)	Various	63	—	—	—	—	—	63

Total Post Petition Accounts Receivable			$776,395	$—	$—	$—	$—	$492,676	$283,719

Pre Petition		Date	Amount
Premium Recapture		4/30/2009	6,887
Borrower Escrow Advance Balance	(2)	Various	119,108
Borrower Inspection Fees	(2)	Various	150

Total Pre Petition Accounts Receivable			$126,145

(1)	Employee expenses appear to have been for personal matters.
(2)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of March 31, 2011

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Thornburg Mortgage Advisory Co	05/15/09	40,290	—	—	—	—	40,290
Orrick,Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	—	21,469
Orrick,Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	—	—	19,410
Orrick,Herrington & Sutcliffe LLP	07/31/09	127,078	—	—	—	—	127,078
Thornburg Mortgage Advisory Co	07/31/09	37,518	—	—	—	—	37,518
Orrick,Herrington & Sutcliffe LLP	08/31/09	281,761	—	—	—	—	281,761
Thornburg Mortgage Advisory Co	09/30/09	8,400	—	—	—	—	8,400
Thornburg Mortgage Advisory Co	10/15/09	29,657	—	—	—	—	29,657
Thornburg Mortgage Advisory Co	10/31/09	6,460	—	—	—	—	6,460
Thornburg Mortgage Advisory Co	11/15/09	28,453	—	—	—	—	28,453
Chapter 11 Trustee_Joel I. Sher	11/30/09	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	11/30/09	5,024	—	—	—	—	5,024
Thornburg Mortgage Advisory Co	12/15/09	1,875	—	—	—	—	1,875
Chapter 11 Trustee_Joel I. Sher	12/31/09	75,000	—	—	—	—	75,000
Quinn Emanuel Urquhart Oliver & Hedges	12/31/09	60,000	—	—	—	—	60,000
Thornburg Mortgage Advisory Co	12/31/09	29,989	—	—	—	—	29,989
Thornburg Mortgage Advisory Co	01/15/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	01/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	01/31/10	4,450	—	—	—	—	4,450
Thornburg Mortgage Advisory Co	02/12/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	02/28/10	75,000	—	—	—	—	75,000
Protiviti Inc.	02/28/10	191	—	—	—	—	191
Thornburg Mortgage Advisory Co	02/28/10	1,893	—	—	—	—	1,893
Chapter 11 Trustee_Joel I. Sher	03/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	03/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	04/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	04/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	04/30/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	05/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	05/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	05/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	06/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	06/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	06/30/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	07/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	07/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	07/31/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	08/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	08/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	08/31/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	09/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	09/30/10	75,000	—	—	—	—	75,000
Goldin Associates, LLC	09/30/10	47,449	—	—	—	—	47,449

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of March 31, 2011

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Quinn Emanuel Urquhart Oliver & Hedges	09/30/10	2,404	—	—	—	—	2,404
Shapiro Sher Guinot & Sandler	09/30/10	48,650	—	—	—	—	48,650
Tydings & Rosenberg LLP	09/30/10	1,432	—	—	—	—	1,432
Thornburg Mortgage Advisory Co	09/30/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	10/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	10/31/10	75,000	—	—	—	—	75,000
Goldin Associates, LLC	10/31/10	49,955	—	—	—	—	49,955
KPMG LLP	10/31/10	2,911	—	—	—	—	2,911
Quinn Emanuel Urquhart Oliver & Hedges	10/31/10	2,612	—	—	—	—	2,612
Shapiro Sher Guinot & Sandler	10/31/10	48,002	—	—	—	—	48,002
Tydings & Rosenberg LLP	10/31/10	2,725	—	—	—	—	2,725
Thornburg Mortgage Advisory Co	10/31/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	11/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	11/30/10	75,000	—	—	—	—	75,000
Goldin Associates, LLC	11/30/10	49,934	—	—	—	—	49,934
Quinn Emanuel Urquhart Oliver & Hedges	11/30/10	740	—	—	—	—	740
Shapiro Sher Guinot & Sandler	11/30/10	66,788	—	—	—	—	66,788
Tydings & Rosenberg LLP	11/30/10	1,945	—	—	—	—	1,945
Thornburg Mortgage Advisory Co	11/30/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	12/01/10	5,775	—	—	—	5,775	—
Chapter 11 Trustee_Joel I. Sher	12/31/10	75,000	—	—	75,000	—	—
Goldin Associates, LLC	12/31/10	41,718	—	—	41,718	—	—
Quinn Emanuel Urquhart Oliver & Hedges	12/31/10	2,883	—	—	2,883	—	—
Shapiro Sher Guinot & Sandler	12/31/10	47,929	—	—	47,929	—	—
Tydings & Rosenberg LLP	12/31/10	2,110	—	—	2,110	—	—
Adfitech	12/31/10	50,846	—	—	50,846	—	—
Thornburg Mortgage Advisory Co	12/31/10	25,000	—	—	25,000	—	—
American Stock Transfer & Trust	01/01/11	5,775	—	—	5,775	—	—
Pinnacle Exhibits	01/25/11	575	—	—	575	—	—
Chapter 11 Trustee_Joel I. Sher	01/31/11	75,000	—	75,000	—	—	—
Goldin Associates, LLC	01/31/11	49,639	—	49,639	—	—	—
J.H. Cohn LLP	01/31/11	3,749	—	3,749	—	—	—
KPMG LLP	01/31/11	1,238	—	1,238	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	01/31/11	5,860	—	5,860	—	—	—
Shapiro Sher Guinot & Sandler	01/31/11	68,211	—	68,211	—	—	—
Tydings & Rosenberg LLP	01/31/11	6,608	—	6,608	—	—	—
Thornburg Mortgage Advisory Co	01/31/11	25,000	—	25,000	—	—	—
American Stock Transfer & Trust	02/01/11	5,775	—	5,775	—	—	—
Chapter 11 Trustee_Joel I. Sher	02/28/11	75,000	—	75,000	—	—	—
Goldin Associates, LLC	02/28/11	245,621	—	245,621	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	02/28/11	39,078	—	39,078	—	—	—
Shapiro Sher Guinot & Sandler	02/28/11	307,955	—	307,955	—	—	—
Tydings & Rosenberg LLP	02/28/11	24,565	—	24,565	—	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of March 31, 2011

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
TBConsulting	02/28/11	6,959	—	6,959	—	—	—
TBConsulting	02/28/11	34,061	—	34,061	—	—	—
TBConsulting	02/28/11	29,607	—	29,607	—	—	—
American Stock Transfer & Trust	03/01/11	5,775	—	5,775	—	—	—
Moving Solutions	03/14/11	996	996	—	—	—	—
Qwest	03/22/11	119	119	—	—	—	—
FrontBridge Technologies, Inc.	03/23/11	2,575	2,575	—	—	—	—
Walsh,Anderson,Brown,Aldridge & Gallegos, P.C.	03/23/11	119	119	—	—	—	—
State of New Mexico	03/24/11	12	12		—	—	—
Altura Communication Solutions	03/25/11	714	714	—	—	—	—
FedEx	03/25/11	294	294	—	—	—	—
Bravo Technical Resources	03/29/11	923	923	—	—	—	—
VIP Services, Inc.	03/29/11	8,441	8,441	—	—	—	—
RR Donnelley	03/30/11	1,215	1,215	—	—	—	—
TMST Employee	03/30/11	32	32	—	—	—	—
Chapter 11 Trustee_Joel I. Sher	03/31/11	75,000	75,000		—	—	—
Epiq Bankruptcy Solutions, LLC	03/31/11	10,000	10,000	—	—	—	—
Goldin Associates, LLC	03/31/11	260,000	260,000	—	—	—	—
J.H. Cohn LLP	03/31/11	8,806	8,806	—	—	—	—
KPMG LLP	03/31/11	11,788	11,788	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	03/31/11	60,071	60,071	—	—	—	—
Shapiro Sher Guinot & Sandler	03/31/11	310,000	310,000	—	—	—	—
Tydings & Rosenberg LLP	03/31/11	17,324	17,324	—	—	—	—
Crystal Springs	03/31/11	14	14	—	—	—	—
Iron Mountain Information Management	03/31/11	2,263	2,263	—	—	—	—
Office of the U.S. Trustee	03/31/11	11,375	11,375	—	—	—	—
Payroll Accrual	03/31/11	17,000	17,000	—	—	—	—

Post Petition Accounts Payable		4,421,408	799,083	1,009,701	251,836	5,775	2,355,014

NOTE:	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received. Amounts asserted by vendors may be subject to adjustments and bankruptcy court approval.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Exhibit D

For Period Ending March 31, 2011

EXPLANATORY STATEMENT

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Trustee reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Trustee reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Trustee prepared this Monthly Operating Report with the assistance of his financial advisor, Goldin Associates, LLC (“Goldin”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Goldin or any other party on behalf of the Trustee.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.